UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2026

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Edina Industrial Blvd. Suite 575 Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQX
Warrants	PETVW	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required, the discussion of the Subscription Agreement set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On March 13, 2026, PetVivo Holdings, Inc., including its wholly-owned subsidiaries PetVivo Animal Health and PetVivo AI, Inc., (collectively the “Company”, “we” and “us”) entered into a Subscription Agreement to receive One Million Dollars ($1,000,000) of equity financing in exchange for One Million Two Hundred Fifty Thousand (1,250,000) shares of Restricted Common Stock of the Company (“Shares”) (the “Offering”). The Company initially received Four Hundred Thousand Dollars ($400,000) of the Offering proceeds on March 13, 2026, and is scheduled to receive the remaining Six Hundred Thousand Dollars on or before April 15, 2026. Furthermore, the investor received a purchase option to invest an additional One Million Five Hundred Thousand Dollars ($1,500,000) of equity financing in exchange for One Million Eight Hundred Seventy-Five Thousand shares of Restricted Common Stock of the Company pursuant to the same terms and conditions; this additional equity financing is anticipated to be received on or before June 30, 2026. The Offering was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and Regulation D promulgated thereunder. The investor entered into the subscription agreement (the “Subscription Agreement”) with the Company and represented in writing that he, she, or it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and acquired the securities for his, her or its own account for investment purposes and any subsequent transfer or sales of these securities will be in accordance with the Securities Act or exempt from registration under the Securities Act. The shares of Common Stock will be “restricted securities” under Rule 144 of the Securities Act, and certificates representing the foregoing will bear a Rule 144 restrictive legend.

The form of Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, respectively, and the description in this Current Report on Form 8-K of terms of Subscription Agreement are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Form of Subscription Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized

PETVIVO HOLDINGS, INC.

Date: March 16, 2026	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer